Exhibit 10.2
Execution Copy
COMMITMENT INCREASE AGREEMENT
(NEW LENDERS)
THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of September 28, 2012 (the “Commitment Increase Effective Date”) is among each of the new Lenders signatory hereto and listed on Schedule I hereto (each a “New CI Lender” and defined in the Credit Agreement as a “CI Lender”) and Noble Energy, Inc., a Delaware corporation (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of October 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has caused, pursuant to Section 2.9 of the Credit Agreement, that the Total Commitment be increased by an additional $1,000,000,000 to a total of $4,000,000,000.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Additional Lender.
(a)    Pursuant to Section 2.9 of the Credit Agreement, effective as of the Commitment Increase Effective Date in accordance with Section 1.05 hereof, each New CI Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Commitment in the amount set forth opposite such New CI Lender’s name on Schedule I hereto and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.
(b)    Attached hereto as Schedule II is a new “Schedule II” which replaces the existing Schedule II to the Credit Agreement, such new Schedule II reflecting the Total Commitment after giving effect to (i) the joinder of each New CI Lender as a Lender under the Credit Agreement contemplated hereby, (ii) the increase in the Total Commitment contemplated by that certain Commitment Increase Agreement dated as of the Commitment Increase Effective Date among the existing Lenders signatory thereto (each defined in such Commitment Increase Agreement as an “Existing CI Lender”) and the Borrower and (iii) any Lender Assignment Agreements effected concurrently herewith.
Section 1.02    Agreements. Each New CI Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own

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credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.9 of the Credit Agreement).
Section 1.03    Representations and Warranties. The Borrower represents and warrants to the Lenders that as of the Commitment Increase Effective Date, immediately after giving effect to the terms of this Agreement, no Default or Event of Default has occurred and is continuing.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the Commitment Increase Effective Date in accordance with Section 2.9 of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.2 of the Credit Agreement; provided that all communications and notices hereunder to each New CI Lender shall be given to it at the address set forth in its Administrative Questionnaire.
Section 1.10    Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

NOBLE ENERGY, INC., as the Borrower
By:	/s/ Gerald M. Stevenson
Name: Gerald M. Stevenson
Title: Vice President and Treasurer

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ACKNOWLEDGED AND ACCEPTED BY:

JPMORGAN CHASE BANK, N.A.,     as
Administrative Agent

By:    /s/ Debra Hrelja
Name: Debra Hrelja
Title: Vice President

Signature Page
Commitment Increase Agreement (New Lenders)

BNP PARIBAS, as a New CI Lender

By:    /s/ David Dodd
Name:     David Dodd
Title: Managing Director

By:    /s/ Sriram Chandrasekaran
Name:     Sriram Chandrasekaran
Title: Vice President

Signature Page
Commitment Increase Agreement (New Lenders)

COMMONWEALTH BANK OF AUSTRALIA, as a New CI Lender

By:    /s/ Greg Calone
Name: Greg Calone
Title: Head of Natural Resources - Americas

Signature Page
Commitment Increase Agreement (New Lenders)

ROYAL BANK OF CANADA, as a New CI Lender

By:    /s/ Chris Benton
Name:     Chris Benton
Title:    Authorized Signatory

Signature Page
Commitment Increase Agreement (New Lenders)

THE BANK OF NOVA SCOTIA, as a New CI Lender

By:    /s/ Terry Donovan
Name: Terry Donovan
Title:    Managing Director

Signature Page
Commitment Increase Agreement (New Lenders)

UBS LOAN FINANCE LLC, as a New CI Lender

By:    /s/ Irja R. Otsa
Name:     Irja R. Otsa
Title:    Associate Director

By:    /s/ David Urban
Name:     David Urban
Title:    Associate Director

Signature Page
Commitment Increase Agreement (New Lenders)

BRANCH BANKING AND TRUST COMPANY, as a New CI Lender

By:    /s/ De Von J. Lang
Name: De Von J. Lang
Title:    Vice President

Signature Page
Commitment Increase Agreement (New Lenders)

BANK OF CHINA, NY BRANCH,
as a New CI Lender

By:    /s/ Dong Yuan
Name: Dong Yuan
Title:    Deputy General Manager

Signature Page
Commitment Increase Agreement (New Lenders)

PNC BANK, NATIONAL ASSOCIATION,
as a New CI Lender

By:    /s/ M. Colin Warman
Name: M. Colin Warman
Title:    Vice President

Signature Page
Commitment Increase Agreement (New Lenders)

STANDARD CHARTERED BANK,
as a New CI Lender

By:    /s/ Johanna Minaya
Name: Johanna Minaya
Title:    Associate Director Capital Markets

By:    /s/ R. Reddington
Name: R. Reddington
Title:    CDS Manager

Signature Page
Commitment Increase Agreement (New Lenders)

THE BANK OF NEW YORK MELLON,
as a New CI Lender

By:    /s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title:    Vice President

Signature Page
Commitment Increase Agreement (New Lenders)

SCHEDULE I
SCHEDULE OF NEW LENDER COMMITMENTS

NEW LENDER	COMMITMENT
BNP Paribas	$75,000,000
Commonwealth Bank of Australia	$75,000,000
Royal Bank of Canada	$75,000,000
The Bank of Nova Scotia	$75,000,000
UBS Loan Finance LLC	$75,000,000
Branch Banking and Trust Company	$40,000,000
Bank of China, NY Branch	$40,000,000
PNC Bank, National Association	$40,000,000
Standard Chartered Bank	$40,000,000
The Bank of New York Mellon	$35,000,000

SCHEDULE I

SCHEDULE II
SCHEDULE OF COMMITMENTS

NAME OF LENDER	COMMITMENTS
JPMorgan Chase Bank, N.A.	$280,000,000
Bank of America, N.A.	$280,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$280,000,000
Citibank, N.A.	$280,000,000
DNB BANK ASA	$280,000,000
Mizuho Corporate Bank, Ltd.	$280,000,000
Barclays Bank PLC	$160,000,000
Compass Bank	$160,000,000
Deutsche Bank AG New York Branch	$160,000,000
HSBC Bank USA, National Association	$160,000,000
Lloyds TSB Bank plc	$160,000,000
Sumitomo Mitsui Banking Corporation	$160,000,000
U.S. Bank National Association	$160,000,000
Wells Fargo Bank, National Association	$160,000,000
Morgan Stanley Bank, N.A.	$125,000,000
BMO Harris Financing, Inc.	$75,000,000
BNP Paribas	$75,000,000
Commonwealth Bank of Australia	$75,000,000
CIBC Inc.	$75,000,000
Royal Bank of Canada	$75,000,000
The Bank of Nova Scotia	$75,000,000
Societe Generale	$75,000,000
UBS Loan Finance LLC	$75,000,000
Fifth Third Bank	$60,000,000
Toronto Dominion (New York) LLC	$60,000,000
Branch Banking and Trust Company	$40,000,000
Bank of China, NY Branch	$40,000,000
PNC Bank, National Association	$40,000,000
Standard Chartered Bank	$40,000,000
The Bank of New York Mellon	$35,000,000
TOTAL	$4,000,000,000

SCHEDULE II